UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Lamar Advertising Company
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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LAMAR ADVERTISING COMPANY

5321 Corporate Boulevard

Baton Rouge, Louisiana 70808

(225) 926-1000

NOTICE OF CHANGE OF LOCATION OF THE

2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 28, 2020

To our Stockholders:

Due to the public health concerns associated with the ongoing coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders and employees, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Lamar Advertising Company, a Delaware corporation (the “Company”), has been changed. The previously announced date and time of the Annual Meeting (May 28, 2020 at 9:00 a.m., Central Time) will not change. The Annual Meeting will be held solely by remote communication, in a virtual-only format. You will not be able to attend the Annual Meeting in person.

This Notice of Change of Location (“Notice”) relates to the proxy statement of the Company, dated April 17, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting. The Notice should be read in conjunction with the proxy statement. This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 15, 2020.

Registration and Attendance

As described in the proxy materials previously distributed in connection with the Annual Meeting, stockholders of record at the close of business on March 30, 2020 (the “Record Date”), are entitled to participate in the Annual Meeting. Stockholders who wish to attend the virtual Annual Meeting must register at http://viewproxy.com/LamarAdvertising/2020 by 11:59 p.m., Eastern Time, on May 25, 2020 (the “Registration Date”). After completing registration, eligible participants will receive further instructions via email, including unique links that will allow such eligible participants to access the meeting.

Voting, Questions and Meeting Materials

If you were a registered stockholder of record as of the Record Date or hold a legal proxy for the Annual Meeting provided by your bank, broker or nominee, you will be able to vote your shares electronically during the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. If you have already voted your shares by sending in a proxy, or voted via telephone or internet, you do not need to take any further action to vote your shares. If you vote at the Annual Meeting after having previously cast a vote by proxy, your vote at the Annual Meeting will revoke and supersede your prior proxy. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

We intend to hold an informal question and answer session at the conclusion of the Annual Meeting. Eligible participants should submit any questions for consideration during the registration process using the “Submit Advanced Questions for Meeting” field at the website above by the Registration Date. Questions that are substantially similar may be grouped and answered once to avoid repetition.

Rules of Conduct for the Annual Meeting will be available at http://viewproxy.com/LamarAdvertising/2020 at least thirty minutes prior to the start of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting shall be available on the virtual Annual Meeting platform during the meeting for inspection by stockholders upon request.

Technical Support

For technical assistance during the meeting, stockholders can contact Alliance Advisors at 1-866-612-8937 or by emailing virtualmeeting@viewproxy.com.

By order of the Board of Directors,

James R. McIlwain

Secretary

Baton Rouge, Louisiana

May 15, 2020

A copy of the Company’s press release dated May 15, 2020 is attached hereto.

5321 Corporate Boulevard

Baton Rouge, LA 70808

Lamar Advertising Announces Change of Location

of Annual Meeting of Stockholders

Baton Rouge, LA — May 15, 2020 — Lamar Advertising Company (Nasdaq: LAMR) (the “Company”) announced today that due to the public health concerns associated with the ongoing coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders and employees, the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company has been changed. The previously announced date and time of the Annual Meeting (May 28, 2020 at 9:00 a.m., Central Time) will not change. The Annual Meeting will be held solely by remote communication, in a virtual-only format. You will not be able to attend the Annual Meeting in person.

Registration and Attendance

As described in the proxy materials previously distributed in connection with the Annual Meeting, stockholders of record at the close of business on March 30, 2020 (the “Record Date”), are entitled to participate in the Annual Meeting. Stockholders who wish to attend the virtual Annual Meeting must register at http://viewproxy.com/LamarAdvertising/2020 by 11:59 p.m., Eastern Time, on May 25, 2020 (the “Registration Date”). After completing registration, eligible participants will receive further instructions via email, including unique links that will allow such eligible participants to access the meeting.

Voting, Questions and Meeting Materials

If you were a registered stockholder of record as of the Record Date or hold a legal proxy for the Annual Meeting provided by your bank, broker or nominee, you will be able to vote your shares electronically during the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. If you have already voted your shares by sending in a proxy, or voted via telephone or internet, you do not need to take any further action to vote your shares. If you vote at the Annual Meeting after having previously cast a vote by proxy, your vote at the Annual Meeting will revoke and supersede your prior proxy. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

We intend to hold an informal question and answer session at the conclusion of the Annual Meeting. Eligible participants should submit any questions for consideration during the registration process using the “Submit Advanced Questions for Meeting” field at the website above by the Registration Date. Questions that are substantially similar may be grouped and answered once to avoid repetition.

Rules of Conduct for the Annual Meeting will be available at http://viewproxy.com/LamarAdvertising/2020 at least thirty minutes prior to the start of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting shall be available on the virtual Annual Meeting platform during the meeting for inspection by stockholders upon request.

Technical Support

For technical assistance during the meeting, stockholders can contact Alliance Advisors at 1-866-612-8937 or by emailing virtualmeeting@viewproxy.com.

General Information:

Founded in 1902, Lamar Advertising Company is one of the largest outdoor advertising companies in North America, with over 390,000 displays across the United States and Canada. Lamar offers advertisers a variety of billboard, interstate logo, transit and airport advertising formats, helping both local businesses and national brands reach broad audiences every day. In addition to its more traditional out-of-home inventory, Lamar is proud to offer its customers the largest network of digital billboards in the United States with over 3,600 displays.

Forward-Looking Statements:

This press release contains “forward-looking statements” concerning Lamar’s goals, beliefs, expectations, strategies, objectives, plans, and underlying assumptions and other statements that are not necessarily based on historical facts, including the timing and amount of future distributions to stockholders. Actual results may differ materially from those indicated in our forward-looking statements as a result of various factors, including those factors set forth in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2019, as supplemented by any risk factors contained in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. We caution investors not to place undue reliance on the forward-looking statements contained in this document. These statements speak only as of the date of this document, and we undertake no obligation to update or revise the statements, except as may be required by law.

Company Contact:

Buster Kantrow

Director of Investor Relations

Lamar Advertising Company

(225) 926-1000

bkantrow@lamar.com